UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                                     OF 1934

       Date of Report (Date of earliest event reported): February 18, 2004


                          AMERICAN ECOLOGY CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                       0-11688              95-3889638
           --------                       -------              ----------
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
incorporation or organization)                            Identification Number)

      Lakepointe Centre I,
   300 E. Mallard, Suite 300
         Boise, Idaho                                            83706
                                                                 -----
(Address of principal executive                                (Zip Code)
          offices)


                                 (208) 331-8400
                                 --------------
              (Registrant's telephone number, including area code)

ITEM  5.   OTHER  EVENTS.

On February 18, 2004, the Company issued a press release entitled "AMERICAN ECOLOGY REDEEMS COMMON STOCK WARRANT FOR $5.5 MILLION". The press release, dated February 18, 2004, is attached as Exhibit 99 and incorporated by reference herein. The Warrant Redemption Agreement, dated February 18, 2004 is attached as Exhibit 99.1 and incorporated by reference herein.

Exhibit 99    Press Release, dated February 18, 2004, entitled "AMERICAN ECOLOGY REDEEMS
              COMMON STOCK WARRANT FOR $5.5 MILLION "
Exhibit 99.1  Warrant Redemption Agreement dated February 18, 2004

SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              AMERICAN ECOLOGY CORPORATION
                                       (Registrant)




Date:  February 18, 2004      By: /S/ James  R.  Baumgardner
                                 -----------------------------------------------
                                 James R. Baumgardner
                                 Senior Vice President, Chief Financial Officer, Secretary and Treasurer

                                      EXHIBIT INDEX



Exhibit       Description
------------  -----------
Exhibit 99    Press Release, dated February 18, 2004, entitled "AMERICAN ECOLOGY REDEEMS
              COMMON STOCK WARRANT FOR $5.5 MILLION".
Exhibit 99.1  Warrant Redemption Agreement dated February 18, 2004